Tax Matters	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Tax Matters	Tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 47 companies at December 31, 2022 (45 companies at December 31, 2021).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2022 and 2021 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2021	5,616	2,602
Additions	1,080	685
Disposals	(1,877)	(400)
Transfers	21	(30)
Translation differences and hyperinflation adjustments	42	184
Company movements and others	2	26
Balance at December 31, 2022	4,884	3,067

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2020	6,416	2,620
Additions	952	499
Disposals	(1,697)	(472)
Transfers	2	(60)
Translation differences and hyperinflation adjustments	(36)	42
Company movements and others	(21)	(27)
Balance at December 31, 2021	5,616	2,602

The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies.
Main changes registered in 2022
In July 2022, Telefónica was notified of the Supreme Court's ruling rejecting the appeal filed by the State Attorney's Office against the Supreme Court's ruling of October 29, 2021, which had upheld the criteria for the use of tax losses and deductions maintained by Telefónica in relation to the settlement agreements arising from the corporate income tax audit for those years (see Inspections of the tax group in Spain in this note). On October 24, 2022, the Supreme Court's ruling was enforced, ordering the refund to Telefónica of 790 million euros for taxes paid in those years, as well as 526 million euros in late-payment interest (see "Breakdown of financial result" in Note 19). As a result of the new assessments made, in 2022 tax credits of Telefónica, S.A.'s tax group that had been capitalized at December 31, 2021, amounting to 512 million euros for tax loss carryforwards and 278 million euros for tax credits, were derecognized. Also, in relation to the above, an addition of deferred tax assets of the tax group was recorded, with a balancing entry in the income tax of the consolidated income statement of tax loss carryforwards in the amount of 58 million euros and a derecognition of tax credits for deductions in the amount of 16 million euros.
In December 2022, the consortium formed by CAA and Vauban (see Note 2) acquired 45% of Bluevia Fibra, S.L. (Bluevia) for an amount of 1,021 million euros in cash. The transaction has not had any impact on the consolidated income statement as it is a change in the percentage of ownership that has not resulted in a loss of control. In the context of this transaction, Bluevia acquired from Telefónica de España a number of assets constituting the business object of Bluevia (see Note 29.c) at their fair value at the transaction date, which was higher than the pre-existing net book value, generating an accounting gain at the headquarters of Telefónica de España which, as Bluevia is outside the consolidation perimeter of the tax group of Telefónica, S.A., forms part of the taxable income of the aforementioned tax group. However, from an accounting point of view, this difference in value is not reflected in the consolidated accounts as it is a transaction between companies of the same Group. The difference between the tax value of these assets in Bluevia and their book value in the Group's consolidated accounts has generated an asset for deductible temporary differences amounting to 548 million euros, recorded as additions in the table above.
As of December 31, 2022, the estimated recoverability of the deferred tax assets of the companies that continue to form part of the tax group after the exit of Bluevia has been assessed. As a result of this analysis, a reversal of deferred tax assets for tax loss carryforwards amounting to 85 million euros and 112 million euros of deductions has been recorded.
In 2022 there were additions of deferred tax assets for 10 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies include in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2022 included the impact of the materialization of these provisions and its financial update, amounting to 319 million euros.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 76 million euros and applied tax loss carryforwards amounting to 46 million euros in 2022. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 42 million euros.
The additions of deferred tax assets included tax credits recognized for 76 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2022 amounting to 76 million euros.
Telefónica Brazil recognized deferred tax assets amounting to 78 million euros and applied tax loss carryforwards amounting 86 million euros in 2022. In addition Telefónica Brazil, recognized deferred tax liabilities amounting to 59 million euros and disposals amounting to 212 million euros.
Telefónica Colombia recognized deferred tax assets amounting to 26 million euros and applied tax loss carryforwards amounting 119 million euros in 2022. Furthermore, recognized deferred tax liabilities amounting to 22 million euros.
The movements relating to deferred taxes recognized directly in equity in 2022 amounted to 238 million euros of additions (net position of higher deferred tax liabilities) and 44 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 319 million euros as of December 31, 2022 (220 million euros as of December 31, 2021). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 234 million euros as of December 31, 2022 (256 million euros as of December 31, 2021).
Main changes registered in 2021
Following the recoverability analysis of the Tax Group's deferred tax assets in Spain as of December 31, 2021, a reversal of deferred tax assets for tax loss carryforwards and deductions was recorded, with a balancing entry in income tax, amounting to 294 million euros (69 million euros of tax loss carryforwards and 225 million euros of deductions).

In addition in 2021, the company completed the tax audit procedure for the years 2014 to 2017, which involved the consumption of deferred tax assets amounting to 199 million euros of tax loss carryforwards and 193 million euros of deductions.

In addition to this, deferred tax liabilities and the associated deferred tax asset of 143 million euros was derecognized, after the state aid recuperation procedure corresponding to the years 2005 to 2018 goodwill tax amortization (see Tax deductibility of financial goodwill in Spain, later in this note).
In 2021 there were additions of deferred tax assets for 348 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2021 included the impact of the materialization of these provisions, amounting to 240 million euros.
Telefónica Brazil recognized deferred tax assets amounting to 221 million euros, mainly as a consequence of the Federal Supreme Court ruling of September 24, 2021, recognizing the unconstitutionality of the taxation in the Corporate Income Tax of interest received on taxes unduly paid in previous periods. In addition, recognized deferred tax liabilities amounting to 179 million euros mainly related to the tax amortization of goodwill.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 77 million euros and applied tax loss carryforwards amounting to 118 million euros in 2021. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 110 million euros.
The additions of deferred tax assets included tax credits recognized for 72 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2021 amounting to 66 million euros.

In September 2021, the Social Investment Law (Law 2155 of 2021) was approved in Colombia, which establishes that as of 2022, the general income tax rate for legal entities is 35%. As a result of this amendment, the company recorded deferred tax assets additions of 71 million euros in 2021.

The movements relating to deferred taxes recognized directly in equity in 2021 amounted to 27 million euros of additions (net position of higher deferred tax liabilities) and 196 million euros of disposals (net position of higher deferred tax assets).

Expected realization of deferred tax assets and liabilities
The estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2022 is as follows:

Millions of euros
12/31/2022	Total	Less than 1 year	More than 1 year
Deferred tax assets	4,884	749	4,135
Deferred tax liabilities	3,067	296	2,771
Deferred tax assets less than one year mainly come from the Tax Group in Spain (458 million euros at December 31, 2022).
Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2022	12/31/2021
Tax credits for loss carryforwards	2,011	2,639
Unused tax deductions	565	903
Deferred tax assets for temporary differences	2,308	2,074
Total deferred tax assets	4,884	5,616
Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2022 and 2021 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2021	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2022
Spain	999	58	(600)	—	—	457
Germany	778	153	(122)	1	—	810
Latin America	861	64	(216)	—	32	741
Other	1	3	(1)	—	—	3
Total tax credits for loss carryforwards	2,639	278	(939)	1	32	2,011

Location of the company (Millions of euros)	Balance at 12/31/2020	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2021
Spain	1,283	—	(283)	—	(1)	999
Germany	813	150	(184)	—	(1)	778
Latin America	645	285	(41)	—	(28)	861
Other	—	—	—	2	(1)	1
Total tax credits for loss carryforwards	2,741	435	(508)	2	(31)	2,639

The Spanish tax group considers that unused tax loss carryforwards in Spain, taking into account tax litigation in which the group is involved, amount to 3,825 million euros at December 31, 2022:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	1,755	—	1,755
Tax loss carryforwards generated before consolidation in the tax group	2,070	143	1,927

Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2022 amounted to 457 million euros (999 million euros at December 31, 2021). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 498 million euros. These tax credits do not expire.
The Group companies in Germany have recognized 810 million euros of tax credits for loss carryforwards at December 31, 2022. Total unrecognized tax credits for loss carryforwards of these companies amount to 5,452 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2022 amounted to 741 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 683 million euros.
Deductions
The Group has recognized 565 million euros of tax credits from deductions at December 31, 2022, in Spain (903 millIon euros in 2021), generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2022 and 2021 are as follows:

Millions of euros	12/31/2022	12/31/2021
Goodwill and intangible assets	828	244
Property, plant and equipment	473	350
Personnel commitments	1,278	1,577
Provisions	935	817
Inventories and receivables	324	308
Rights of use	51	59
Lease liabilities	1,049	1,068
Other concepts	267	187
Total deferred tax assets for temporary differences	5,205	4,610
Deferred tax assets and liabilities offset	(2,897)	(2,536)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,308	2,074

Millions of euros	12/31/2022	12/31/2021
Goodwill and intangible assets	1,970	1,712
Property, plant and equipment	1,282	1,204
Personnel commitments	12	11
Provisions	447	403
Investments in subsidiaries, associates and other shareholdings	374	278
Inventories and receivables	—	6
Rights of use	1,046	1,093
Other concepts	833	431
Total deferred tax liabilities for temporary differences	5,964	5,138
Deferred tax assets and liabilities offset	(2,897)	(2,536)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	3,067	2,602

Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other concepts” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 19).
Tax payables and receivables
Current tax payables and receivables at December 31, 2022 and 2021 are as follows:

Millions of euros	Balance at 12/31/2022	Balance at 12/31/2021
Tax payables
Tax withholdings	96	98
Indirect taxes	390	476
Social security	114	163
Current income taxes payable	957	1,120
Other	363	169
Total	1,920	2,026

Millions of euros	Balance at 12/31/2022	Balance at 12/31/2021
Tax receivables
Indirect taxes	569	705
Current income taxes receivable	1,549	1,310
Other	95	105
Total	2,213	2,120

The heading "Current income taxes receivable" as of December 31, 2022 includes a receivable from Telxius Telecom amounting to 876 million euros (875 as of December 31, 2021) corresponding to the income tax for the 2021 fiscal year, which was mainly generated by the second advance corporation tax paid for 2021 ("minimum instalment payment regime", regulated by RDL 2/2016 of 30 September, which is calculated on the positive result of the consolidated profit and loss account of its tax group whose parent company is Telxius Telecom). The profit obtained on the sale of its tower division subsidiaries, despite being tax exempt (at 95%) from corporate income tax, was nevertheless included in the basis for calculating the instalment payment. This credit was included into consideration for the annual corporate income tax return for 2021, which was filed in July 2022. The effective recovery of this credit has taken place in January 2023.
On May 13, 2021 the Supreme Court of Brazil concluded the judgment of one of the most important tax disputes in Brazil, related to the exclusion of the ICMS tax (state tax on goods and services) in the PIS/COFINS (Contribuição para Financiamento da Seguridade Social) tax base. in 2021 2,269 million Brazilian reals (equivalent to 356 million euros at the average exchange rate of 2021) have been registered in "Current income taxes receivable". The impact in the consolidated income statement at 2021 amounted to 1,660 million Brazilian reals (261 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26), 573 million Brazilian reals (90 million euros) in "Finance income" (see Note 19) and 36 million Brazilian reals correspond to monetary updating (6 million euros).
Additionally, Telefónica Brazil has another legal proceeding that became final in 2018 for which it partially recognized the credit. The remaining portion of this process, relating to the period from April 1998 to June 2002 was not recognized at that time, as Telefónica Brazil considered it to be a contingent asset and, therefore, did not meet the parameters for its accounting recognition. In August 2022, based on the evolution of more recent decisions handed down by the STF that could impact the process in question, Telefónica Brazil, supported by the opinions of its legal advisors, concluded that the aforementioned process reached the status of net recoverability and therefore would be entitled to the accounting recognition of the remaining portion of the credit. Consequently, in 2022 1,146 million Brazilian reais (212 million euros at the average exchange rate of December, 2022) has been registered in "Current income taxes receivable". The impact in the consolidated income statement at 2022 amounted to 397 million Brazilian reals (73 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26), 749 million Brazilian reals (139 million euros) in "Finance income" (see Note 19) and 67 million Brazilian reals correspond to monetary updating (12 million euros). In 2022 the Company started the offset of said credit.
At December 31, 2022 the credits pending compensation for the refund for the payments of PIS/COFINS amounting to 787 million Brazilian reals, equivalent to 141 million euros at the closing exchange rate of December 31, 2022 (1,579 million Brazilian reais at December 31, 2021, 250 million euros at the closing exchange rate).
Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2022, 2021 and 2020 is as follows:

Millions of euros	2022	2021	2020
Accounting profit before tax	2,960	12,095	2,583
Tax expense at prevailing statutory rate	797	2,768	532
Permanent differences	(793)	(1,705)	289
Changes in deferred tax charge due to changes in tax rates	1	51	14
(Capitalization)/reversal of tax deduction and tax relief	88	225	(103)
(Capitalization)/reversal of loss carryforwards	197	(307)	(88)
Increase/(decrease) in tax expense arising from temporary differences	43	84	(8)
Other concepts	308	262	(10)
Corporate income tax	641	1,378	626
Breakdown of current/deferred tax expense
Current tax expense	(218)	831	462
Deferred tax expense	859	547	164
Total Corporate income tax	641	1,378	626
2022
"Permanent differences" in 2022, mainly includes 651 million of income corresponding to the last corporate simplification implemented in Brazil due to the approval in 2021 of a new Telecommunications Law (Law 14.195 of 26 August 2021), the consequent repeal of Decree 2.617/1998, which abolishes the obligation to control a telecommunications company through a Brazilian company.
Likewise, as a result of the closure of the tax inspection of Group 3G UMTS Holding GmbH for several years up to 2015 and once it was confirmed that no adjustment was proposed, the company has reversed the provision that had been recorded for this purpose, with an impact on Corporate income tax of 186 million euros and in Finance income of 69 million euros. This movement has not had any cash effect.
(Capitalization)/reversal of tax deduction and tax relief in 2022 mainly includes the reversal of deferred tax assets for tax credits of the Telefónica, S.A. tax group amounting to 112 million euros, with a balancing entry in deferred tax expense.
(Capitalization)/reversal of loss carryforwards in 2022 mainly includes the effect of unrecorded tax loss carryforwards generated in the year and the reversal of tax loss carryforwards generated in prior years of the Telefónica, S.A. tax group, amounting to 326 million euros and 85 million euros, respectively. On the other hand, the recognition of tax credits for tax loss carryforwards generated in previous years of Telefónica Germany and Group 3G UMTS Holding GmbH are included too in (Capitalization)/reversal of loss carryforwards in 2022, amounting to 152 million euros (see Main changes registered in 2022 above in this note).
Other items in 2022 mainly include an expense of 241 million euros as a result of the provision for tax contingencies recorded during the year by Telefónica del Perú (see Tax litigation at Telefónica del Perú later in this note).
2021
"Permanent differences" in 2021 mainly included the effect of the corporate income tax exemption on capital gains generated on the constitution of VMED O2 UK and on the sale of Telxius' telecommunications tower division (see Note 2). It also included 387 million euros expense for the signing of the Settlement Agreement following the closure of the corporate income tax audit for the years 2014 to 2017 in Spain referred to in the section "Inspections of the tax group in Spain" of this note.
"Changes in deferred tax charge due to changes in tax rates" in 2021 included the impact of the change in the corporate income tax rate in Argentina, United Kingdom and Colombia. In Argentina the Law 27,630 of June 16, 2021 of the Corporation Tax established an increase in the nominal tax rate from 30% to 35% with retroactive effect from January 1st, 2021. In addition, on May 24, 2021 a change in the nominal tax rate from 19% to 25% was substantially enacted in the United Kingdom, which will begin to apply on April 1st, 2023. In September 2021, the so-called Social Investment Law (Law 2155 of 2021) was approved in Colombia, which established that as of 2022, the general income tax rate for legal entities is 35%. As a result of these changes in tax rates, a net deferred tax effect was recorded with a counterpart in Corporate income tax, amounting to 51 million euros.
"(Capitalization)/reversal of loss carryforwards" in 2021 included the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 77 million euros and 72 million euros, respectively, the recognition of tax credits in Brazil amounting to 221 million euros as a result of the decision of the Supreme Federal Court of 24 September 2021 referred to in the section "Main changes registered in 2021" of this note, partially compensated by the reversal of the tax group in Spain amounting to 65 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2021 mainly included the effect of deductible temporary differences not recognized in Telefónica México, amounting to 83 million euros.
The heading "Other concepts" in 2021 included an expense of 97 million euros as a result of the provision for tax contingencies recorded by Telefónica del Perú in the year (see "Tax litigation in Telefónica del Perú" later in this note) and 97 million euros for the taxation of dividend income from Spanish companies.
2020
"Permanent differences" in 2020 included the effect of the non-deductible charge for the impairment losses on goodwill and other assets of Telefónica Argentina (see Note 7).
"(Capitalization)/reversal of loss carryforwards" in 2020 included the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 159 million euros and 24 million euros, respectively, partially compensated by the reversal of the tax group in Spain amounting to 101 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2020 mainly included the recognition of deferred tax assets amounting to 184 million euros corresponding to deductible temporary differences of assets of Telxius Towers Germany, partially compensated by the effect of deductible temporary differences not recognized in Telefónica México, amounting to 152 million euros.
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Spanish Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill (fondo de comercio) arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and ColTel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2022, was 2,042 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
On October 6, 2021, the Court of Justice of the European Union concluded that the European Commission correctly classified the Spanish tax depreciation scheme of the Fondo de Comercio as State aid incompatible with the internal market for the First and Second Decisions.
With regard to the recognition of legitimate expectations for the First and Second decisions, the Court of Justice of the European Union confirms its applicability.
The proceedings initiated on the Third Decision, suspended until the resolution of the 1st and 2nd Decisions, were reactivated in October 2021, and are still pending first instance judgment.
Notwithstanding the above, the "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agencia Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered in March 2019 and February 2021, the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015 and 2016 to 2018 respectively, and has notified in December 2022 the recovery of the relevant amounts for the years 2019 to 2020.The recovery of such amounts is provisional, pending the final rulings on the appeals brought against the three decisions. The amount paid by Telefónica after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 12 million euros.
Notwithstanding the fact that Telefónica understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly Vivo, the Group has released in 2021 the provision for the recovered part, 143 million euros, and has decided to continue provisioning the amount of the goodwill amortized for tax purposes, and not recovered by the Administration which amounted to 406 million euros as of December 31, 2022 (343 million euros as of December 31, 2021).
Inspections of the tax group in Spain
In July 2019, new inspection procedure were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The concepts and periods that have been audited are: Corporate Income Tax for the years 2014 to 2017 and Value Added Tax, Withholdings Income Tax for the second half of 2015 and from 2016 to 2018.

A Settlement Agreement was signed in October 2021, in which Telefónica manifested its agreement with certain of the tax assessments resulting from the inspection (specifically, with respect to the tax treatment of the exchange differences generated by assets denominated in Venezuelan bolivars), and its disagreement with others (mainly the consideration of exempt income of the “Juros sobre capital propio” since 2015), producing an impact on results (tax expense) of 387 million euros, with a deferred tax asset reduction as detailed in "Main changes registered in 2021" in Note 25 to the Consolidated Financial Statements. However, the tax assessments did not result in a significant cash outflow as the Telefónica Group had tax credits, which substantially offset their impact.

The closing of the inspection procedure took place in January 2022, with the Settlement Agreement being notified, and which the Company challenged in an economic-administrative procedure at the Central Economic-Administrative Court due to the adjustments with which it did not agree, mainly related to the "juros sobre el capital propio". On 9 December 2022, the Company received a rejection resolution from the Central Economic-Administrative Court, which will be challenged on the National High Court.
In relation to the 2008-2011 inspection procedure, in July 2022 Telefónica was notified of the Supreme Court's decision rejecting the appeal for cassation filed by the State Attorney's Office against the judgment of the Audiencia Nacional (National High Court) of October 29, 2021. This confirmed the criteria used by Telefónica, S.A. for the use of tax losses carryforward and deductions in relation to the liquidation agreements derived from the Corporate Income Tax inspection of those years.
On October 24, 2022, an Agreement for the Execution of the Judgment of the Audiencia Nacional (National High Court) was issued, which orders the refund to Telefónica of an amount of 790 million euros for taxes paid in those years, as well as an amount of 526 million euros as delayed interest. Said amounts were collected on October 28, 2022.
As a consequence of the final outcome of the litigation above mentioned, no additional liabilities were recorded as of December 31, 2022
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), the Supreme Court has established that the tax is only payable in respect of assessments for periods after October 2016.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 21,712 million Brazilian reais as of December 31, 2022 (approximately 3,898 million euros at the exchange rate on that date, see Note 24 to the Consolidated Financial Statements), 19,164 million Brazilian reais as of December 31, 2021 (approximately 3,032 million euros at the exchange rate on that date). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to the income tax federal taxes for the total amount of 29,778 million Brazilian reais as of December 31, 2022 (approximately 5,346 million euros at the exchange rate on that date), 18,078 million Brazilian reais as of December 31, 2021 (approximately 2,860 million euros at the exchange rate on that date), mainly related to the tax amortization in Brazil in the years 2011 to 2020 of the goodwill originated in the acquisitions of Vivo and GVT and their subsequent merger with Telefónica Brasil. These proceedings are at the administrative and judicial stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
There are other probable contingencies in relation to the income tax federal taxes for the total amount of 104 million Brazilian reais as of December 31, 2022 (approximately 19 million euros at the exchange rate on that date), 98 million Brazilian reais as of December 31, 2021 (approximately 16 million euros at the exchange rate on that date). The Company has recognized a provision for this amount.
Tax litigation in Telefónica del Perú
In relation to tax claims in Peru, it should be noted that Telefónica del Perú is party to numerous legal proceedings (contentious administrative proceedings (ACAs) and appeals (amparos)) for tax matters relating to corporate income tax and VAT, mainly for the years 1998 to 2005, the most relevant being those corresponding to the years 1998 to 2001 (relating to corporate income tax, payments in advance, credit balances, associated VAT, interest and applicable penalties).
The evolution of the appeals of the different cases from the period 1998 to 2001 has been uneven and complex over the last few years, but we can highlight the second instance Judgment of 2015, which was partially upheld; the Supreme Court Judgments of 2019; the January 2020 Supreme Court Ruling, annulling the previous rulings of 2000 and 2001 in relation to the provision for doubtful debts; the Constitutional Court Rulings in 2021 in relation to the settlement of late payment interest, partially upheld; and the Supreme Court Rulings of 2021 and 2022 on the credit balance from 1999 used in 2000.

On January 17 and 18, 2023, Telefónica del Perú received notifications of the judgments handed down by the Supreme Court that resolved, in the last instance and unfavorably to the Company (references to the “Company” in this section refer to Telefónica del Perú), the contentious administrative proceedings relating to income tax for the years 1998, 2000 and 2001.

The rulings issued by the Fifth Chamber of Constitutional and Social Transitory of the Supreme Court do not contain any payment mandate to the Company, as the rulings issued in the administrative contentious proceedings were resolved on concepts derived from a pronouncement of the Tax Court. At the end of these proceedings - and any others that may be applicable - the Tax Administration, through an administrative act, will determine the amount of the corresponding payment obligations.
Because there were certain adjustments on which the rulings had been definitive since 2015 (positively for the Company in relation to the deductibility of the rental of public spaces and negatively in the case of the deductibility of certain financial charges), the Company previously recorded a provision with an impact on income tax, the amount of which has been updated periodically and constantly depending on the evolution of the various proceedings and the applicable interest rates.

In addition to the above, in June 2022 a new ruling was received from the Tax Court in relation to the corporate income tax of Telefónica Móviles del Perú for 2000. This ruling was favorable to the Company with respect to the recognition of the tax value of certain network assets and unfavorable with respect to the deductibility of the exchange rate tax.

In relation to all these proceedings, the Group considers that the initial amount claimed by the Peruvian government has been exponentially increased by the accrual of interest generated by the delay, not attributable to the Company, of almost 20 years in processing the lawsuits, meaning that almost 80% of the total amount claimed is due to interest and fines. And all this, despite the fact that in 2021 the Constitutional Court itself ruled in favor of Telefónica del Perú, recognizing that it had been charged interest for delays not attributable to the company.

For this and other reasons, the Group has been in international arbitration before ICSID since March 2021 for various conducts of the Peruvian State in violation of the Agreement for the Promotion and Reciprocal Protection of Investments between Spain and Peru (see Note 29.a).

The Company has recorded the necessary provisions for the contingencies considered probable, leaving as possible contingencies an amount of 560 million Peruvian soles at December 31, 2022 (approximately 138 million euros).

As of December 31, 2022, the total amount of tax contingencies related to Telefónica del Perú that the Group has recognized in its consolidated financial statements, including as the most relevant amount that related to the aforementioned judgements and rulings received since 2015, plus accrued interest and other above-mentioned impacts, amounts to 3,849 million Peruvian soles which is equivalent to 945 million euros at the exchange rate of December 31, 2022.
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute of limitations periods. In Spain the taxes from 2018 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:
•The last eleven years in Germany.
•The last eight years in the United Kingdom.
•The last seven years in Argentina.
•The last six years in Venezuela
•The last five years in Brazil, Mexico, Colombia, Uruguay and the Netherlands.
•The last four years in Peru.
•The last three years in Chile, Ecuador and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.